                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Perspective.....................   3
     Portfolio of Investments....................   4
     Statement of Assets and Liabilities.........   6
     Statement of Operations.....................   7
     Statement of Changes in Net Assets..........   8
     Financial Highlights........................   9
     Notes to Financial Statements...............  10
     Independent Auditors' Report................  13

    EXCH ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

February 8, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets enjoyed substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, but the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services pro-duced in the United States) grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

PERFORMANCE SUMMARY
  For the year ended December 31, 1995, the Exchange Fund (a California Lim-ited Partnership), generated a total return at net asset value of 32.89 per-cent. This strong return reflects an increase in net asset value from $115.36 on December 31, 1994, to $151.88 on December 31, 1995. By comparison, the Standard & Poor's 500-Stock Index 500 achieved a total return for

                                                          Continued on page two
the same period of 37.45 percent. The Index is a broad-based, unmanaged index that reflects general stock market performance. It does not reflect any commis-sions or fees that would be paid by an investor purchasing the securities it represents.
  The Fund's success is due, in large part, to the generally strong performance of the technology and finance stocks in the portfolio. Pharmaceutical stocks also contributed significantly to the Fund's performance. Of course, not all of the Fund's securities have performed as well, and past performance does not guarantee future results.

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased eco-nomic activity.
  The current economic conditions are ideal for stocks, especially the stocks of smaller companies, since they tend to be affected less by economic cycles. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue through-out the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have re-ceived the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Standard & Poor's 500-Stock Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an in-vestor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Exchange Fund vs. Standard & Poor's 500-Stock Index (December 1985 through December 1995)


                             [GRAPH APPEARS HERE]

Fund's Total Return
 1 Year Avg. Annual = 32.89%
 5 Year Avg. Annual = 15.89%
10 Year Avg. Annual = 14.81%

                          VKAC             S&P
Measurement Period        Exchange Fund    500 Index
-------------------       -------------    ---------
Dec. 31, 1985             $10,000.00       $10,000.00
Dec. 31, 1986             $11,486.00       $11,862.00
Dec. 31, 1987             $12,037.33       $12,476.00
Dec. 31, 1988             $14,294.33       $14,534.00
Dec. 31, 1989             $18,303.89       $19,125.00
Dec. 31, 1990             $18,712.07       $18,530.00
Dec. 31, 1991             $24,212.55       $24,151.00
Dec. 31, 1992             $25,282.70       $25,988.00
Dec. 31, 1993             $27,282.56       $28,596.00
Dec. 31, 1994             $28,597.58       $28,984.00
Dec. 31, 1995             $38,003.00       $39,837.00

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.

While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of                                                                Market
 Shares    Description                                                     Value
--------------------------------------------------------------------------------
           COMMON STOCK 98.4%
           CONSUMER DISTRIBUTION 8.5%
    88,808 Alco Standard Corp.......................................  $4,051,865
                                                                      ----------
           CONSUMER DURABLES 0.8%
    13,677 Dana Corp................................................     400,052
                                                                      ----------
           CONSUMER NON-DURABLES 8.2%
    49,712 International Flavors & Fragrance, Inc...................   2,386,176
    64,000 McCormick & Co., Inc.....................................   1,544,000
                                                                      ----------
                                                                       3,930,176
                                                                      ----------
           CONSUMER SERVICES 0.8%
    17,912 Luby's Cafeterias, Inc...................................     398,542
                                                                      ----------
           ENERGY 15.5%
    21,200 Amerada Hess Corp........................................   1,123,600
    12,800 Amoco Corp...............................................     920,000
    13,146 Apache Corp..............................................     387,807
    25,634 Baker Hughes, Inc........................................     624,829
    30,320 Dresser Industries, Inc..................................     739,050
    10,900 Kerr-McGee Corp..........................................     692,150
    20,131 Mobil Corp...............................................   2,254,672
    *6,318 Oryx Energy Co...........................................      84,503
     8,040 Schlumberger, Ltd........................................     556,770
                                                                      ----------
                                                                       7,383,381
                                                                      ----------
           FINANCE 4.8%
     9,882 American International Group, Inc........................     914,085
    22,800 Household International, Inc.............................   1,348,050
                                                                      ----------
                                                                       2,262,135
                                                                      ----------
           HEALTH CARE 21.8%
    14,000 American Home Products Corp..............................   1,358,000
     5,000 Baxter International, Inc................................     209,375
    27,216 Johnson & Johnson........................................   2,330,370
    25,188 Merck & Co., Inc.........................................   1,656,111
    51,304 Schering-Plough Corp.....................................   2,808,894
    21,215 Warner Lambert Co........................................   2,060,507
                                                                      ----------
                                                                      10,423,257
                                                                      ----------
           PRODUCER MANUFACTURING 2.4%
     6,264 Allied Signal, Inc.......................................     297,540
    12,831 Fluor Corp...............................................     846,846
                                                                      ----------
                                                                       1,144,386
                                                                      ----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of                                                               Market
 Shares    Description                                                    Value
-------------------------------------------------------------------------------
           RAW MATERIALS/PROCESSING INDUSTRIES 18.5%
    54,545 Air Products & Chemicals, Inc.........................   $ 2,877,249
    25,136 Alcan Aluminium, Ltd..................................       782,358
    18,688 Georgia Pacific Corp..................................     1,282,464
    43,400 Loctite Corp..........................................     2,061,500
    30,000 Louisiana Pacific Corp................................       727,500
    39,714 Lubrizol Corp.........................................     1,107,028
                                                                    -----------
                                                                      8,838,099
                                                                    -----------
           TECHNOLOGY 17.1%
    20,000 General Signal Corp...................................       647,500
   126,464 Intel Corp............................................     7,176,831
     3,754 International Business Machines Corp..................       344,430
                                                                    -----------
                                                                      8,168,761
                                                                    -----------
           TOTAL COMMON STOCK (Cost $8,092,400)..................    47,000,654
                                                                    -----------
 Par
 Amount
 --------
           COMMERCIAL PAPER 1.5%
  $720,000 Associates Corp. of North America, 5.56%, 01/02/96
           (Cost $719,520).......................................       719,520
                                                                    -----------
 TOTAL INVESTMENTS (Cost $8,811,920) 99.9%........................   47,720,174
 OTHER ASSETS AND LIABILITIES, NET 0.1%...........................       34,498
                                                                    -----------
 NET ASSETS 100%..................................................  $47,754,672
                                                                    -----------

*Non-income producing security

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $8,811,920)....................  $47,720,174
Cash..............................................................        2,418
Interest and dividends receivable.................................       85,852
Other assets......................................................       18,462
                                                                    -----------
 Total Assets.....................................................   47,826,906
                                                                    -----------
LIABILITIES
Due to Adviser....................................................       20,133
Due to other accounting services..................................       18,323
Due to auditors...................................................       13,500
Due to legal counsel..............................................        6,770
Due to custodian..................................................        5,500
Dividends payable.................................................        2,726
Accrued expenses..................................................        5,282
                                                                    -----------
 Total Liabilities................................................       72,234
                                                                    -----------
NET ASSETS EQUIVALENT TO $151.88 PER UNIT ON 314,415 UNITS OF
 PARTNERSHIP INTEREST OUTSTANDING.................................  $47,754,672
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
310,381 units of limited partnership interest.....................  $47,142,014
3,499 units of non-managing general partnership interest..........      531,409
535 units of managing general partnership interest................       81,249
                                                                    -----------
NET ASSETS........................................................  $47,754,672
                                                                    -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..........................................................  $   859,801
Interest...........................................................       46,017
                                                                     -----------
 Total income......................................................      905,818
                                                                     -----------
EXPENSES
Management fees....................................................      221,917
Managing general partners' fees and expenses.......................       35,352
Shareholder service agent's fees and expenses......................       16,742
Accounting services................................................       52,584
Audit fees.........................................................       13,800
Custodian fees.....................................................       12,262
Legal fees.........................................................        8,909
Reports to partners................................................       27,387
Miscellaneous......................................................          787
                                                                     -----------
 Total expenses....................................................      389,740
                                                                     -----------
NET INVESTMENT INCOME..............................................      516,078
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities....................................      993,874
Net unrealized appreciation of securities during the period........   10,576,351
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   11,570,225
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $12,086,303
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                       Year Ended December 31
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period......................  $37,739,070  $38,532,413
                                                       -----------  -----------
OPERATIONS
 Net investment income...............................      516,078      543,160
 Net realized gain on securities.....................      993,874    1,518,082
 Net unrealized appreciation (depreciation) of
  securities during the period.......................   10,576,351     (294,738)
                                                       -----------  -----------
 Increase in net assets resulting from operations....   12,086,303    1,766,504
                                                       -----------  -----------

DISTRIBUTIONS TO PARTNERS FROM NET INVESTMENT INCOME.     (408,602)    (429,153)
                                                       -----------  -----------
PARTNERSHIP UNIT TRANSACTIONS
 Proceeds from units issued for distributions
 reinvested..........................................       51,670       54,187
 Cost of units redeemed..............................   (1,713,769)  (2,184,881)
                                                       -----------  -----------
 Decrease in net assets resulting from partnership
 unit transactions...................................   (1,662,099)  (2,130,694)
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS....................   10,015,602     (793,343)
                                                       -----------  -----------
NET ASSETS, end of period (including undistributed
 net investment income of $2,369,568 and $2,262,091).  $47,754,672  $37,739,070
                                                       -----------  -----------
CHANGE IN PARTNERSHIP UNITS OUTSTANDING
Units issued for distributions reinvested............          377          483
Units redeemed.......................................      (13,104)     (19,486)
                                                       -----------  -----------
 Decrease in partnership units outstanding...........      (12,727)     (19,003)
                                                       -----------  -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a unit of partnership interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                         Year ended December 31(/1/)
                                   -------------------------------------------
                                      1995     1994     1993     1992     1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period............................ $115.36  $111.32  $104.40  $101.56  $ 80.29
                                   -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income................    2.85     2.62     2.49     2.48     2.56
 Expenses.........................   (1.23)   (1.00)   (1.00)    (.88)   (.755)
                                   -------  -------  -------  -------  -------
Net investment income.............    1.62     1.62     1.49     1.60    1.805
Net realized and unrealized gain
 on securities....................   36.18     3.70     6.71     2.83   21.515
                                   -------  -------  -------  -------  -------
Total from investment operations..   37.80     5.32     8.20     4.43    23.32
                                   -------  -------  -------  -------  -------
LESS DISTRIBUTIONS FROM
 Net investment income............   (1.28)   (1.28)   (1.28)   (1.59)   (1.77)
 Taxable net realized capital
  gain............................   --       --       --       --        (.28)
                                   -------  -------  -------  -------  -------
Total distributions...............   (1.28)   (1.28)   (1.28)   (1.59)   (2.05)
                                   -------  -------  -------  -------  -------
Net asset value, end of period.... $151.88  $115.36  $111.32  $104.40  $101.56
                                   -------  -------  -------  -------  -------
TOTAL RETURN .....................  32.89%    4.82%    7.91%    4.42%   29.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)........................   $47.8    $37.7    $38.5    $38.7    $42.0
Average net assets (millions).....   $44.4    $37.6    $38.9    $40.0    $38.6
Ratios to average net assets
 Expenses.........................    .88%     .89%     .93%     .87%     .83%
 Net investment income............   1.16%    1.45%    1.38%    1.59%    1.98%
Portfolio turnover rate...........      0%       0%       0%       0%       0%

(1) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Exchange Fund, a California limited partnership (the "Fund", formerly American Capital Exchange Fund), is a partnership regis-tered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks capital appreciation in a portfolio of common stock.
  The following is a summary of the significant accounting policies consist-ently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted ac-counting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. ("The Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FEDERAL INCOME TAXES-The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.

D. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

-------------------------------------------------------------------------------

E. DISTRIBUTIONS AND TAX ALLOCATIONS-Distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as the investment manager of the Fund. Management fees are calculated monthly, based on the average daily net assets of the Fund at an annual rate of .50%.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $6,947 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provisions of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services were $15,514.
  Certain officers and managing general partners of the Fund are officers and directors of the Adviser and the shareholder service agent.
  The Adviser and Van Kampen American Capital Exchange Corp., as non-managing general partners of the Fund, owned 353 and 3,146 units of partnership inter-est, respectively, at the end of the period.

NOTE 3--INVESTMENT ACTIVITY
During the period, the proceeds from sales of investments, excluding short-term investments, was $1,382,320 which were for securities returned to various partners as consideration for their partnership units redeemed by the Fund. Such transactions, resulting in a realized gain of $993,874 for financial re-porting purposes, are not considered taxable transactions for federal income tax purposes. There were no purchases during the period.

--------------------------------------------------------------------------------
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $3,853,625. Net unrealized appreciation of invest-ments aggregated $43,866,549, gross unrealized appreciation of investments ag-gregated $43,989,933 and gross unrealized depreciation of investments aggregated $123,384.

NOTE 4--MANAGING GENERAL PARTNER COMPENSATION
Managing general partners of the Fund who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $5,000 plus a fee of $750 per Board meeting attended. During the period, such fees aggregated $34,330.

                         INDEPENDENT AUDITORS' REPORT



TO THE PARTNERS OF VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
(A CALIFORNIA LIMITED PARTNERSHIP)

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of Van Kampen American Capital Exchange Fund (a California Limited Partnership), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and finan-cial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Exchange Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial high-lights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Houston, Texas
January 19, 1996

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

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                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND

                      (A California Limited Partnership)

MANAGING GENERAL PARTNERS
DR. NORMAN HACKERMAN
F. ROBERT PAULSEN
DON G. POWELL
ALAN B. SHEPARD, JR.
MILLER UPTON

OFFICERS
DON G. POWELL
Chairman and Chief Executive Officer
ALAN T. SACHTLEBEN
Chief Investment Officer
STEPHEN L. BOYD
Investment Officer
CURTIS W. MORELL
Principal Financial and Accounting Officer
DENNIS J. MCDONNELL
Vice President
TANYA M. LODEN
Financial Officer
RONALD A. NYBERG
Legal Officer and Secretary


INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

SHAREHOLDER SERVICE AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02110

NON-MANAGING GENERAL PARTNERS
VAN KAMPEN AMERICAN CAPITAL
EXCHANGE CORP.
2800 Post Oak Blvd.
Houston, Texas 77056
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

INDEPENDENT AUDITORS
KPMG PEAT MARWICK
NationsBank Center
700 Louisiana
Houston, Texas 77210-4545

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

Nationally distributed by Van Kampen American Capital Distributors, Inc.

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                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND


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